                                                                    EXHIBIT 10.4
                                                                    ------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                         REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 28,
                                          ---------
2002 is entered into by and between Intercallnet, Inc., a Florida corporation (the "Company"), and the investor named on the signature page hereto (the
      -------
"Investor"), as amended from time to time to include any Investor Transferee (as
---------
defined in Section 2.1 hereof).

                                   RECITALS

WHEREAS, concurrent with the execution and delivery of this Agreement (or at the Closing, if later), the Company is issuing and selling to the Investor 1,500,000 shares (the "Preferred Shares") of its Series A Convertible Preferred Stock,
             ----------------
$0.0001 par value per share (the "Series A Convertible Preferred Stock"), and
                                  ------------------------------------
certain warrants (the "Warrants") to purchase shares of its Common Stock, par
                       --------
value $0.0001 par value per share (the "Common Stock") pursuant to the terms and conditions of that certain Series A Convertible Preferred Stock and Warrant Purchase Agreement dated of even date herewith between the Company and such Investor (the "Purchase Agreement");
               ------------------

WHEREAS, the Company and the Investor desire to enter into an agreement granting the Investor certain registration rights, information rights and other rights in connection with its ownership of shares of the Preferred Shares (including the Conversion Shares into which such Preferred Shares are convertible) and Warrants (including the shares of the Company's common stock into which such Warrants are exercisable).

NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                       DEFINITIONS; REGISTRATION RIGHTS

1.1  Certain Definitions.  As used in this Agreement, the following terms shall
     -------------------
have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any
      ----------
     other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the common stock, $0.0001 par value, of the
           ------------
          Company and any class of common stock of the Company into which such common stock is converted or reclassified or for which such common stock is exchanged.

          "Conversion Shares" shall mean shares of Common Stock issued or
           -----------------
          issuable upon conversion of the Preferred Shares.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      -------------
     or any similar federal rule or statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Register," "registered" and "registration" refer to a registration
      --------    ----------       ------------
     effected by preparing and filing a registration statement in compliance with the Securities Act, as defined below, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" shall mean (i) the Conversion Shares, (ii) the
      ----------------------
     Warrant Shares (and shares of the Company's Common Stock underlying Penalty Warrants, as such term is defined herein), and (iii) shares issued or issuable upon an adjustment for stock splits, stock dividends and the like (including, without limitation, any such adjustments with respect to the securities referred to in (i) and (ii) above). Notwithstanding the foregoing, Registrable Securities shall not include Conversion Shares and/or Warrant Shares (and/or shares of the Company's Common Stock underlying Penalty Warrants) which have been (i) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (ii) publicly sold pursuant to Rule 144 under the Securities Act, or (iii) eligible for sale under Rule 144(k) under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
     similar federal rule or statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Shareholders' Agreement" shall mean the Shareholders' Agreement, dated the
      -----------------------
     date hereof, among the Company and certain shareholders of the Company.

     "Warrant Shares" shall mean shares of Common Stock issued or issuable upon
      --------------
     exercise of the Warrants.

1.2  Restrictive Legend.  Each certificate representing Preferred Shares or
     ------------------
Conversion Shares shall, except as otherwise provided in Section 1.3, be stamped or otherwise imprinted with a legend substantially in the following form:

                              "TRANSFER RESTRICTED

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE COMPANY AND A CERTAIN SHAREHOLDER. A COPY OF THE REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON THE WRITTEN REQUEST OF THE HOLDER HEREOF.

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) THEY ARE REGISTERED UNDER THE ACT OR (2) THE HOLDER HAS DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER AND ITS COUNSEL, TO THE EFFECT THAT THERE IS AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT REGISTRATION IS OTHERWISE NOT REQUIRED.

1.3  Required Registration.
     ---------------------

     (a) Not later than November 30, 2002 (60 days following September 30, 2002, the required date for filing the Company's Form 10-KSB for the fiscal year ended June 30, 2002), the Company shall file a Form SB-2 registration statement with the Commission registering all of the Registrable Securities; provided, however, that the Company may, by notice to the
                 --------  -------
     holders of the Preferred Shares, Warrants and/or the Registrable Securities, delay such registration if the Company's Board of Directors determines that such registration at such time would have a material adverse effect upon the Company; provided, further, however, that the
                                      --------  -------  -------
     Company's ability to delay such registration shall be limited to a duration of no longer than ninety (90) days and the Company shall not delay more than once.

     The Company shall not be obligated pursuant to this Section 1.3 to effectuate more than one (1) registration.

     (b) The Company's registration obligation hereunder shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities shall have become effective with the Commission.

     (c) The Company shall be entitled to include in any registration statement referred to in this Section 1.3 for sale shares of Common Stock to be sold by the Company for its own account and/or for the account of other security holders or both, except as and to the extent that, in the reasonable opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Registrable Securities to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other security holders, from the date of the effectiveness of the registration statement pursuant to this Section1.3 until the completion of the lesser of the period of distribution of the shares of Registrable Securities registered thereby or one hundred eighty (180) days from the effective date of the registration statement.

1.4  Company Registration.
     ---------------------

     (a) Notice of Registration.  If at any time or from time to time the
         -----------------------
Company shall determine to register any of its equity securities, either for its own account or the account of the Investor or other holders, other than (i) a registration relating solely to employee benefit plans and otherwise pursuant to Form S-8 and the instructions to Form S-8, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

         (i)  promptly give to the Investor written notice thereof; and

         (ii) include in such registration (and any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) business days after the date of such written notice from the Company, by the Investor.

     (b) Underwriting.  If the registration of which the Company gives notice is
         -------------
for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of the Investor to registration pursuant to
Section 1.4 shall be conditioned upon the Investor's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. Notwithstanding any other provision of this Section 1.4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration to zero, provided that the Company shall ensure that such
                      --------
reductions shall be made in the following order of priority: (x) first, the shares held by selling holders, including, but not limited to, employees of the Company and members of the Company's board of directors, other than the Investor shall be reduced; (y) second, the shares held by the Investor shall be reduced; and (z) third, the shares of the Company to be included in the underwriting shall be reduced. The Company shall so advise all holders requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the holder requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest 100 shares. If any holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company.

     (c) Right to Terminate Registration.  The Company shall have the right to
         --------------------------------
terminate or withdraw any registration initiated by it under this Section 1.4 prior to the effectiveness of such registration whether or not the Investor has elected to include securities in such registration.

1.5  Registration Procedures.  When the Company is required by the provisions of
     -----------------------
Sections 1.3 to effect the filing of a registration statement concerning the registration of any shares of Registrable Securities under the Securities Act, the Company will, at its cost and expense (including without limitation, payment of the costs and expenses described in Section 1.6), as expeditiously as reasonably practicable:

     (a) prepare and file with the Commission a registration statement with respect to such securities and use all commercially reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

     (b) prepare and file as expeditiously as reasonably practicable and in any event within ninety (90) days with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 1.4(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

     (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

     (d) use its best efforts to register and qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for
                               --------  -------
     any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

     (e) cause all such Registrable Securities to be listed on any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify in writing each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company will use its best efforts to amend or supplement such prospectus in order to cause such prospectus not to include, as to information provided by the Company, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing as to information provided by both the Company and the sellers of Registrable Securities. The sellers of Registrable Securities agree upon receipt of such notice forthwith to cease making offers and sales of Registrable Securities pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) notify in writing each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement, (ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement; and

     (h) make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     (i) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

     (j) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (a) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (b) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

     For purposes of Section 1.5(a) and 1.5(b) and of Section 1.3(c), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or one hundred eighty (180) days after the effective date thereof, with reasonable extensions to be granted for suspensions thereof.

     In connection with and as a condition to each registration hereunder, the sellers of Registrable Securities shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Registrable Securities on the basis provided in any underwriting arrangements, and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required or requested under the terms of such underwriting arrangements.

     In connection with a registration pursuant to Section 1.3 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

1.6  Expenses.  All expenses incurred by the Company in complying with Section
     --------
1.3 including, without limitation, all registration and filing fees, registration fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one counsel for the sellers of Registrable Securities but excluding any Selling Expenses (as defined below), are called "Registration Expenses." All underwriting discounts and selling commissions
 ---------------------
applicable to the sale of Registrable Securities and the fees of more than one counsel for the sellers are called "Selling Expenses."
                                    ----------------

     The Company will pay all Registration Expenses in connection with a registration statement under Section 1.3. All Selling Expenses in connection with a registration statement under Section 1.3 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

1.7  Information by Holder.  The holder or holders of Registrable Securities
     ---------------------
included in any registration shall furnish to the Company such information regarding such holder or holders of Registrable Securities, the Registrable Securities held by them and the distribution proposed by such holder or holders of Registrable Securities as the Company may reasonably request in writing and as shall be required in connection with any registration (including any amendment to a registration statement or prospectus), qualification or compliance referred to in this Section 1.7.

1.8  Lock-Up Agreements.  Each holder of Registrable Securities shall agree to
     ------------------
be bound by such lock-up agreements (not to exceed a period of ninety (90) days following the date of the prospectus relating to any such underwriting) as the managing underwriter of any such registration shall specify as a requirement to any such underwriting, provided that the entry of such holder of Registrable Securities into such agreements shall be conditioned upon all current and then greater than ten percent (10%) shareholders and executive officers and directors of the Company also agreeing to execute such lock-up agreement regardless of the number of shares of the capital stock of the Company then owned by them.

1.9  Indemnification and Contribution.
     --------------------------------

     (a) In connection with a registration of the Registrable Securities under the Securities Act pursuant to Section 1.3, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder and each of its officers and directors, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of Section15 of the Securities Act, from and against any expenses, losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or under any other statute or at common law or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, offering circular or other document or any amendment or supplement thereof or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violations of applicable law relating to such registration, including, without limitation, the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws, and will pay the reasonable legal fees and other expenses of each such seller, each of its officers and directors, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any action whether or not resulting in any liability insofar as such loss, expense, claim, damage, liability or action results from the foregoing, provided, however, that the Company will not be
                                 --------  -------
     liable to a seller in any such case if and to the extent that any such loss, expense, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished in writing and duly executed by any such seller, any such underwriter or any such controlling person specifically for use in such registration statement or prospectus, and, provided further, however, that
                                                -------- -------  -------
     the Company will not be liable to a holder in any such case to the extent that any such loss, expense, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if
     (1) such holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities, and (2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

     (b) In connection with a registration of the Registrable Securities under the Securities Act pursuant to Section 1.3, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all expenses, losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the reasonable legal fees and other expenses of the Company and each such officer, director, underwriter and controlling person reasonably incurred by them in connection with investigating or defending any such expense, loss, claim, damage, liability or action, provided, however, that
                                                        --------  -------
     such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder
         --------  -------  -------
     shall be limited to the amount of net proceeds received by such seller in connection with such registration.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party under this Section 1.11 except and only to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be permitted to participate in and, to the extent permitted, to assume and undertake the defense thereof at such indemnifying party's expenses provided that the indemnifying party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the indemnified party makes a claim for indemnification pursuant to this Section 1.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the indemnifying party in circumstances for which indemnification is provided under this Section 1.9; then, and in each such case, the indemnifying party will , to the extent permitted by applicable law, contribute to the aggregate losses, claims, damages or liabilities to which it is subject (after contribution from others) in such proportion as is appropriate to reflect relative fault of the indemnifying party on the one hand and of the indemnified party on the other as to the matters giving rise to such losses, claims, damages or liabilities as well as any other relevant equitable considerations, provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

1.10 Changes in Common Stock or Preferred Shares.  If, and as often as, there
     -------------------------------------------
is any change in the Common Stock or the Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Shares as so changed.

1.11 Rule 144 Reporting and Rule 144A Information.  With a view to making
     --------------------------------------------
available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Registrable Shares without registration, the Company will:

     (a)  at all times use its commercially reasonable efforts to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration; and

     (b) at any time, at the request of any holder of Preferred Shares or shares of Registrable Securities, make available to such holder and to any prospective transferee of such Preferred Shares or shares of Registrable Securities the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

1.12  Failure to Timely File Registration Statement.  In the event the Company
      ---------------------------------------------
fails to timely file a registration statement with the Commission pursuant to the terms and provisions of Section 1.3 hereof, the Company will then promptly issue or cause to be issued to the Investor additional common stock purchase warrants equal to 10% of the Warrants originally issued (and, on a pro-rata basis, having the same various exercise prices per share as the Warrants originally issued) for each quarter such registration statement is not filed (the "Penalty Warrants"). The shares of the Company's Common Stock underlying such Penalty Warrants shall have the same registration rights as the Registrable Securities, and such other rights as may be provided pursuant to the Shareholders' Agreement and the Company's Articles of Incorporation as may be amended from time to time.

                                   ARTICLE II
                                 MISCELLANEOUS

2.1  Successors and Assigns.  All covenants and agreements contained in this
     ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares, Warrants or Penalty Warrants), whether so expressed or not; provided, however, that the
                                                --------- -------
rights conferred in this Agreement on the Investors shall only inure to the benefit of a transferee of Preferred Shares and/or Warrants and/or Penalty Warrants if notice of such transfer or assignment is given to the Company and such Investor Transferee has agreed in writing to be bound by the terms of this Agreement and the Shareholders Agreement.

2.2  Governing Law; Jurisdiction; Venue; Attorney's Fees.  This Agreement is
     ---------------------------------------------------
executed and delivered in the State of Florida, and this Agreement shall be governed by and construed in accordance with the laws of the State of Florida for all purposes and in all respects, without giving effect to the conflict or choice of law provisions thereof. Any action and/or proceeding relating to or arising out of this Agreement shall be brought solely in the federal and/or state courts located in Miami-Dade County, Florida. The prevailing party/parties in such action and/or proceeding shall be entitled to recover its reasonable attorney's fees and costs from the other party.

2.3  Integration; Amendment.  This Agreement and the other documents delivered
     ----------------------
pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede any previous agreement or understanding between or among the parties with respect to such subjects. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. Any amendments, waivers, discharges or terminations of this Agreement effected in accordance herewith shall be binding upon all parties hereto, including those not signing such amendment, waiver, discharge or termination.

2.4  Notices.  All notices, requests, demands, and other communications under
     -------
this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of service via telecopier to the party to whom notice is to be given (provided the sender of such notice via telecopier is provided with a printed confirmation of same), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or via overnight courier providing a receipt and properly addressed as set forth on Schedule I hereto. Any party may
                                               ----------
change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

2.5  Counterparts; Telecopier.  This Agreement may be executed in any number of
     ------------------------
counterparts and via telecopier, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

2.6  Severability.  In the event that any provision of this Agreement becomes or
     ------------
is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

2.7  Titles and Subtitles.  The titles and subtitles used in this Agreement are
     --------------------
used for convenience only and are not considered in construing or interpreting this Agreement.

2.8  Rule of Construction that Ambiguities to be Construed Against the Drafter
     -------------------------------------------------------------------------
of the Document Not Applicable.  In view of the fact that the parties to this
------------------------------
Agreement have both been represented by their respective counsel in connection herewith, the rule of construction that ambiguities shall be construed against the drafter shall not be applicable.

IN WITNESS WHEREOF, the Company and the Investor have executed this Agreement as of the day and year first above written.

                               THE COMPANY:

                               Intercallnet, Inc.

                               By:
                                  Scott Gershon, Chief Executive Officer

                               THE INVESTOR:

                               Stanford Venture Capital Holdings, Inc.

                               By:
                                  _______________,_____________

                                  Schedule I

If to the Company:     Intercallnet, Inc.
                       6340 NW 5th Way
                       Fort Lauderdale, Florida 3309
                       Telecopier: (954) 315-3222
                       Attention: Scott Gershon, Chief Executive Officer

with copies to:        Kipnis Tescher Lippman & Valinsky
                       100 NE 3rd Avenue, Suite 610
                       Ft. Lauderdale, Florida 33301
                       Telecopy:  (954) 467-2264
                       Attention:  Jay Valinsky, Esq.

If to the Investor:    Stanford Venture Capital Holdings, Inc.
                       201 South Biscayne Boulevard, Suite 1200
                       Miami, Florida 33131
                       Telecopy: (305) 960-8535
                       Attention: James M. Davis, President

with copies to:        Hunton & Williams, P.A.

                       1111 Brickell Avenue, Suite 2500
                       Miami, Florida 33131-3126
                       Telecopy: (305) 810-2460
                       Attention: Alberto Hernandez, Esq.